T. Rowe Price Global Multi-Sector Bond Fund

Supplement to Prospectus Dated October 1, 2017

On page 8, the portfolio manager table under “Management” is supplemented as follows:

Effective January 31, 2018, Kenneth A. Orchard will join Steven C. Huber as the fund’s co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Orchard joined T. Rowe Price International in 2010. Effective December 31, 2018, Mr. Huber will step down from his responsibilities as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Orchard will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee. Mr. Huber plans to retire from T. Rowe Price on or around December 31, 2018.

On pages 11-12, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 31, 2018, Kenneth A. Orchard will join Steven C. Huber as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Orchard joined the Firm in 2010 and his investment experience dates from 2004. Since joining the Firm, he has served as a portfolio manager and credit research analyst. Prior to joining the Firm, he worked as a senior credit officer at Moody’s Investors Service. Effective December 31, 2018, Mr. Huber will step down from his responsibilities as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Orchard will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee. Mr. Huber plans to retire from T. Rowe Price on or around December 31, 2018.

The date of this supplement is January 11, 2018.

F175-042 1/11/2018